UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 16, 2003

Artisoft, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19462	86-0446453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Cambridge Center Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 354-0600

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Item 5.          Other Events and Required FD Disclosure.

Artisoft, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of reporting that on December 16, 2003 it entered into an agreement to issue an aggregate of 82,610 shares of common stock and warrants to purchase an aggregate of 82,610 shares of common stock to affiliates of Austin W. Marxe and David M. Greenhouse.  The Company issued these securities as payment in full of the Company’s obligation to pay liquidated damages under the Registration Rights Agreement dated September 27, 2002 by and among the Company and these affiliates with respect to the registration of shares of common stock issued in September 2002.  The agreement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                               Financial Statements of Business Acquired.

None.

(b)                               Pro Forma Financial Information.

None.

(c)                                Exhibits.

Exhibit No.	Description
99.1	Agreement dated December 16, 2003 among Artisoft, Inc. and the Investors set forth therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2003	ARTISOFT, INC.

	By:	/s/ Duncan G. Perry
		Name:	Duncan G. Perry
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Agreement dated December 16, 2003 among Artisoft, Inc. and the Investors set forth therein.